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                                                                    EXHIBIT 10.2

                           INDUSTRIAL BUILDING LEASE

Term of Lease:

         Beginning:        May 7, 1999
         Ending:           May 31, 2004

Monthly Rent:              SEE RIDER ATTACHED

Date of Lease:             June 1, 1999

Location of Premises:      OFFICE SPACE AT 1401 BROOK DRIVE,
                           DOWNERS GROVE, ILLINOIS  60515
                           PER DIAGRAM ATTACHED.

Purpose:                   GENERAL OFFICE USE

Lessee:

         Name:             CHICAGO MAP CORPORATION
         Address:          15419 EAST 127th STREET
         City:             LEMONT, ILLINOIS  60439

Lessor

         Name:             UNITED STATES BRASS & COPPER CO.
         Address:          1418 CENTRE CIRCLE DRIVE
         City:             DOWNERS GROVE, ILLINOIS 60515

In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purposes designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

                         LEASE COVENANTS AND AGREEMENTS


1. RENT. Lessee shall pay Lessor or Lessor's agent as rent for the Premises the sum stated above, monthly in advance, until termination of this lease, as Lessor's address stated above or such other address as Lessor may designate in writing.

2. CONDITION AND UPKEEP OF PREMISES. Lessee has examined and knows the condition of the Premises and has received the same in good order and repair, except as otherwise set forth in the Riders attached hereto and made a part hereof, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed. Lessee will


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keep the Premises, including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken; and upon the termination of this lease, in any way, will yield up to the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

3. LESSEE NOT TO MISUSE SUBLET; ASSIGN. Lessee will not allow Premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than that hereinbefore specified, and will not load floors with machinery or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same, or any part thereof, nor assign this lease without in each case the written consent of the Lessor first hand, and Lessee will not permit any transfer by operation of law of the interest in Premises acquired through this lease, and will not permit Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days; and will not allow any signs, cards or placards to be posted or placed thereon, nor permit any alteration of or addition to any of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.

4. MECHANIC'S LIEN. Lessee will not permit any mechanic's lien or liens to be placed upon the Premises or any building or improvement thereon during the term hereof, and in case of the filing of such lien Lessee, will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notices thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without injury as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on condition of bill therefor.

5. INDEMNITY FOR ACCIDENTS. Lessee covenants and agrees that he will protect and save and keep the Lessor forever harmless and indemnified against and from any penalty or damages of charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whichsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provision hereof.


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6. NON-LIABILITY OF LESSOR. Except as provided by Illinois statute, Lessor shall not be liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewage or the bursting, leading or running on any pipes, tanks or plumbing fixture in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

7. WATER, GAS AND ELECTRIC CHARGES. Lessee will pay, in addition to the rent above specified, all water rents, gas and electric light and power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter.

8. KEEP PREMISES IN REPAIR. Lessor shall be obliged to incur any expense for repairing any improvements upon said damaged premises or connected therewith, and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

9. ACCESS TO PREMISES. Lessee will allow Lessor, upon 48 hours prior written notice, and during ordinary business hours, free access to the Premises for the purpose of examining or exhibiting the same, or to make any repairs or alterations thereof which Lessor may see fit to make and will allow to have place upon the Premises at all times notice of "For Sale" and "To Rent", and will not interfere with the same.

10. ABANDONMENT AND RELETTING. If Lessee shall abandon and vacate the Premises, or if Lessee's right to occupy the Premises be terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit, subject to Illinois statute; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.


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11. HOLDING OVER. Lessee will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld the sum of FIVE HUNDRED AND 00/100 Dollars ($500.00) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any rights of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

12. EXTRA FIRE HAZARD. There shall not be allowed, kept, or used on the Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

13. DEFAULT BY LESSEE. If default be made in the payment of the above rent, or any part thereof, which remains uncured for 5 days following Lessee's receipt of written notice thereof from Lessor, or in any of the covenants herein contained to be kept by the Lessee which remain uncured 20 days following Lessee's receipt of written notice thereof from Lessor, Lessor may at any time thereafter at his election declare said term ended and re-enter the Premises or any part thereof, with or (to the extent permitted by law) without notice or process of law, and remove Lessee or any persons occupying the same, without prejudice to any remedies which might otherwise be used for arrears of rent, and Lessor shall have at all times the right to distrain for rent due, and shall have a valid and first lien upon all personal property which Lessee now owns, or may hereafter acquire or have an interest in, which is by law subject to such distrain, as security for payment of the rent herein reserved.

14. NO RENT DEDUCTION OR SET OFF. Lessee's covenant to pay rent is and shall be independent of each and every other covenant of this lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

15. RENT AFTER NOTICE OR SUIT. It is further agreed, by the parties hereto, that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit or said judgment.

16. PAYMENT OF COSTS. Lessee will pay and discharge all reasonable costs, attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease.

17. RIGHT CUMULATIVE. The rights and remedies of Lessor under this lease are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from


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exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any rights or remedy by Lessor waive any other right or remedy.

18. FIRE AND CASUALTY. In case the Premises shall be rendered untenantable during the term of this lease by fire or other casualty, Lessor at this option may terminate the lease or repair the Premises within 60 days thereafter. If Lessor elects to repair, this lease shall remain in effect provided such repairs are completed within said time, and provided that rent for the Premises will be presented and reduced accordingly for any period in which the Premises are untenantable. If Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created shall terminate. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or casualty.

19. SUBORDINATION. This lease is subordinate to all mortgages which may now or hereafter affect the Premises.

20. PLURALS; SUCCESSORS. The words "Lessor" and "Lessee" wherever herein occurring and used shall be construed to mean "Lessors" and "Lessors" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

21. SEVERABILITY. Wherever possible each provision of this lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.

SEE DIAGRAM, "RIDER A" TO LEASE DATED MAY 6, 1999, AND "RIDER B" TO LEASE DATED MAY 6, 1999, ALL ATTACHED HERETO AND MADE A PART HEREOF.

         If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

         This lease consists of five pages numbered 1 to 5, as well at a diagram of the Premises, a rider, dated May 7, 1999 consisting of two pages, and a rider dated May 7, 1999, consisting of two pages, all identified by Lessor and Lessee.


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IN WITNESS WHEREOF, the parties hereto have executed this instrument this day and year first above written.

UNITED STATES BRASS                         CHICAGO MAP CORPORATION
& COPPER COMPANY

/s/ David Kavanaught      5/10/99          /s/ Steven Peskaitis       5/7/99
-----------------------------------        -------------------------------------
Name                       Date            Name                        Date


President                                  President
-----------------------------------        -------------------------------------
Title                                      Title

                                           /s/ Mike Barnett           5/7/99
-----------------------------------        -------------------------------------
Name                       Date            Name                        Date


                                           Secretary
-----------------------------------        -------------------------------------
Title                                      Title



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                              ASSIGNMENT BY LESSOR


         On this _______________, 20_____, for value received, Lessor hereby transfers, assigns and sets over to , all right, title and interest the above, Lease and the rent thereby received, except rent thus and payable prior to ____________________, 20______.

                                                                          (SEAL)
                                    -------------------------------------


                                                                          (SEAL)
                                    -------------------------------------



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RIDER A TO LEASE, DATED MAY 7, 1999 BETWEEN UNITED STATES BRASS & COPPER CO., AS
LESSOR, AND CHICAGO MAP CORPORATION, AS LESSEE


1. Lessee shall pay Lessor rent monthly in advance as follows:

                                    Monthly                    Annual
                                    -------                    ------

         Year One                   $7,916.75                $ 95,000.00
         Year Two                   $8,154.25                $ 97,850.00
         Year Three                 $9,398.75                $100,786.00
         Year Four                  $8,650.75                $103,809.00
         Year Five                  $8,910.25                $106,923.00

   Possession of the Premises shall be granted to Lease, May 7, 1999, but no rent shall be payable for the period from May 7, 1999 to May 31, 1999.

2. All gas and electric bills for the Premises shall be paid by Lessee, per separate meters now being installed for the space occupied by Lessee.

3. All sewer and water charges for the building shall be paid by Lessor and Lessee shall reimburse Lessor pro-rate therefor based on area occupied by Lessee. Lessee shall reimburse Lessor in the amount of $300.00 a month as its share of landscaping charges from spring cleanup through November.

4. Real estate taxes for 1997 are $41,450.62. Tenant shall pay 20% of any increase thereof yearly for the period of the Lease.

5. Lessee shall pay up to $1,000.00 per occurrence towards the repair or replacement of any individual HVAC units in or servicing the premises. Lessee shall pay for the quarterly maintenance contract for the HVAC units in or servicing the premises. Lessee shall pay for the quarterly maintenance contract for the HVAC units.

6. Forty (40) Parking spaces are included with the Lease, and Lessee shall pay all snow removal costs for those spaces. Lessee may use the docks as necessary with the Lessor's cooperation. All parking lot repairs, snow removal in alleys, driveway to dock and clean-up charges relating to the common area shall be paid by Lessor.

7. Lessee shall be allotted approximately 600 sq. ft. of warehouse space at a rental of $250.00 per month which will be secured by fencing installed at Lessor's expense.



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8.   Roof structure, parking lot and exterior walls are to be maintained by
     Lessor except for damage caused by Lessee.

9. Upon execution of this Extension Agreement, Lessee shall deposit $15,000.00 with Lessor as a security deposit for the faithful performance of all the terms and conditions of the Lease Agreement. In no event shall Lessor be obligated to apply the deposit on rents or other charges in arrears or on damages for failure to perform the terms and conditions of the Lease by Lessee.

     The security deposit is to be returned to Lessee when the Lease Agreement is terminated, according to the terms of the Lease Agreement, if not applied toward the payment of rent in arrears or toward the payment of damages suffered by Lessor by result of any breach of the terms and conditions of the Lease Agreement by Lessee.

     In no event is the security to be returned until Lessee has vacated the demised Premises and delivered possession to the Lessor. The security deposit will draw no interest and Lessor shall not be obligated to hold the security in a separate fund, but may mix the security with other funds of Lessor.

10. Lessee shall, at is sole cost and expense, obtain and maintain in full force and effect for the mutual benefit of the Lessor and Lessee, comprehensive public liability insurance in the minimum amount of $1,000,000 combined single limit coverage against claims for bodily injury, death, or property damage arising out of the use and occupancy of the Premises. This insurance shall include public liability insurance against claims for bodily injury, death or property damage occurring in or on the building, streets, sidewalks, parking and contiguous areas, and the Lessor shall be named as an additional insured.

     Whatever (1) any loss, cost, damage or expense resulting from fire explosion or any other casualty or occurrences is incurred by either of the parties to this Lease Agreement in connection with the demised premises and
     (2) such party is then covered in whole or in party by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance



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     coverage or increase the cost thereof (provided that in the case of the increased cost, the other party shall have the right within thirty (30) days following written notice, to pay such increased cost, thereupon keeping such release and waiver in full force and effect.).



UNITED STATES BRASS                         CHICAGO MAP CORPORATION
& COPPER COMPANY


/s/ David Kavanaught     5/10/99           /s/ Steven Peskaitis       5/7/99
-----------------------------------        -------------------------------------
Name                       Date            Name                        Date


President                                  President
-----------------------------------        -------------------------------------
Title                                      Title


                                           /s/ Mike Barnett            5/7/99
-----------------------------------        -------------------------------------
Name                       Date            Name                        Date


                                           Secretary
-----------------------------------        -------------------------------------
Title                                      Title



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                           RIDER B TO BUILDING LEASE
        DATED MAY 7, 1999, BETWEEN UNITED STATED BRASS & COPPER CO., AS
                 LESSOR, AND CHICAGO MAP CORPORATION, AS LESSEE

                        AGREEMENT ON FACILITY WORK ORDER

1. Lessor will paint all office areas except the two executive offices, executive conference room, executive waiting area, main conference room and lobby, which will have wall covering.

2. Lessor will put up new wall covering and remove old wall covering in areas referenced above.

3. Lessee will be responsible for the cost of wall covering for the above areas, less a painting allowance of $.40/sq. ft.

4. Lessor will give the Lessee's a carpet allowance of $14/sq. yd. for the area of the building that is currently carpeted.

5.   Lessee will carpet all space with the exception of the east wing.

6.   Lessee is responsible for cleaning the carpet in the east wing.

7.   Lessor will provide vinyl molding throughout the offices.

8. Lessor will re-key all outside entrances and provide keys for interior offices.

9. Lessor will replace tile in washrooms with new ceramic tile, new light fixtures and vanities, including counter tops and sinks. Lessor will clean doors to washrooms and install kick plates to protect lower portion of door. Lessor will paint or repair stalls in bathrooms.

10.  Lessor will clean all ceiling tiles and replace where necessary.

11.  Lessor will clean all air ducts.

12. Lessor will clean all vertical blinds and repair or replace where necessary.

13. Lessor will refinish reception desk to match existing trim/woodwork and make appropriate repairs to executive secretary station.

14. Lessor will close off south door to employee area and install door or warehouse side at north end of same.



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15.  Lessor will clean and polish stone floor in lobby/foyer.

16.  Lessor will repair and re-hang pocket doors in executive offices.

17.  Lessor will seal and repair all windows throughout the Premises.

18. Lessor will effect other repairs, as necessary, to deliver the Premises in working/aesthetically proper order as identified prior to moving in and up to 60 days thereafter.

19. Lessor will ensure that facilities have been sprayed for insects and rodents prior to Lessee's occupation of the Premises.

20.  Lessor will repair the water problem in the east lobby.

21.  Lessor will replace tiles in east lobby entrance.

22. Lessor will replace tubes in all light fixtures, clean lenses and light fixtures.

23. Lessor will reimburse Lessee for the incremental (versus standard 6'8" door) cost of installing 4'6" doors and sidelines in the new private offices.


UNITED STATES BRASS                              CHICAGO MAP CORPORATION
& COPPER COMPANY                                 -----------------------
-------------------

/s/ David Kavanaught     5/10/99                 /s/ Steven Peskaitis   5/7/99
----------------------------------               -------------------------------
Name                      Date                   Name                    Date

President                                        President
----------------------------------               -------------------------------
Title                                            Title

                                                 /s/ Mike Barnett       5/7/99
----------------------------------               -------------------------------
Name                      Date                   Name                    Date

                                                 Secretary
----------------------------------               -------------------------------
Title                                            Title



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